Proceeds Receivable for the Transfer of Tower Assets	12 Months Ended
Dec. 31, 2017
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Proceeds Receivable for the Transfer of Tower Assets

On October 14, 2015, China Mobile Communication Co., Ltd. (“CMC”), a wholly-owned subsidiary of the Company, jointly with China United Network Communications Corporation Limited (“China Unicom”), China Telecom Corporation Limited (“China Telecom”), and China Reform Holdings Corporation Ltd. (“CRHC”), entered into an agreement with China Tower Corporation Limited (“China Tower”), pursuant to which China Tower (i) purchased telecommunications towers and related assets (“Tower Assets”) from CMC, China Unicom and China Telecom and (ii) issued new equity shares to CRHC. The consideration of Tower Assets was determined based on the appraised value and subject to adjustment in accordance with the terms of the transaction agreement by each party as of the date of delivery. China Tower agreed to settle the consideration by way of issuing its equity shares to each party, plus cash consideration equalling to the excess of total consideration over the amount settled by equity shares. Upon completion of the above transactions, China Tower would be owned by CMC, China Unicom, China Telecom and CRHC with their respective shares of equity interests of 38.0%, 28.1%, 27.9% and 6.0%.

On October 31, 2015, CMC completed the transfer of Tower Assets to China Tower. In return, China Tower issued equity shares to CMC and shall pay CMC the remaining cash consideration. The first payment of RMB5,000,000,000 has been made in February 2016 and the remaining balance of cash consideration was settled in December 2017.

The gain arising from the transfer of CMC’s Tower Assets, which has eliminated unrealized profits due to the Group’s interest in China Tower, is recorded as “Gain on the transfer of Tower Assets” in the consolidated statements of comprehensive income for the year ended December 31, 2015.